UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2012

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-171055-01	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-171055-02	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-171055-03	13-5266470
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

701 East 60th Street, North Mail Code 1251 Sioux Falls, South Dakota		57117
(Address of principal executive offices of depositor and sponsor)		(Zip Code)

Registrant’s telephone number, including area code: (605) 331-2626

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment relates to the Form 8-K filed with the Securities and Exchange Commission on October 4, 2012 related to the issuance by the Citibank Credit Card Issuance Trust of a tranche of Notes of the Citiseries entitled 0.55% Class 2012-A1 Notes of October 2015 (Legal Maturity Date October 2017) in the principal amount of $500,000,000 (the “Form 8-K”). This Form 8-K/A corrects the Signatures page of the Form 8-K where Citibank (South Dakota), National Association was incorrectly identified as depositor of the Citibank Credit Card Issuance Trust and the Citibank Credit Card Master Trust. As listed on the cover page of the Form 8-K, Citibank, N.A., which Citibank (South Dakota), National Association was merged with and into with Citibank, N.A. being the surviving entity, is the depositor of the Citibank Credit Card Issuance Trust and the Citibank Credit Card Master Trust. Additionally, this Form 8-K/A amends Exhibit 4.1 filed with the Form 8-K to include the interest rate of 0.55% on the first page of the exhibit under “Interest Rate”. No other changes have been made to the Form 8-K and exhibits filed therewith other than those described above.

Item 8.01	Other Events.

On October 4, 2012, Citibank Credit Card Issuance Trust issued a tranche of Notes of the Citiseries entitled 0.55% Class 2012-A1 Notes of October 2015 (Legal Maturity Date October 2017) in the principal amount of $500,000,000. The terms of the Class 2012-A1 Notes are set forth in the Terms Document dated October 4, 2012 and attached hereto as Exhibit 4.1. On October 4, 2012, Christopher R. Becker, Esq., Senior Counsel – Capital Markets of Citigroup Inc., delivered a legality opinion with respect to the Class 2012-A1 Notes and Cravath, Swaine & Moore LLP delivered a tax opinion with respect to the Class 2012-A1 Notes. The legality and tax opinions are attached hereto as Exhibit 5.1 and Exhibit 8.1, respectively.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Amended and Restated Indenture dated as of September 26, 2000, as amended and restated as of August 9, 2011, between Citibank Credit Card Issuance Trust and Deutsche Bank Trust Company Americas, as Trustee.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit 4.1	Terms Document dated October 4, 2012 with respect to the Class 2012-A1 Notes (including the form of note attached as Exhibit A thereto)

Exhibit 5.1	Opinion of Christopher R. Becker, Esq., Senior Counsel – Capital Markets of Citigroup Inc., with respect to legality of the Class 2012-A1 Notes

Exhibit 8.1	Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2012-A1 Notes

Exhibit 23.1	Consent of Christopher R. Becker, Esq., Senior Counsel – Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

Exhibit 23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A.,
as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I
(Registrant)

By:	/s/ Douglas C. Morrison
Douglas C. Morrison
Vice President

Dated: October 12, 2012

EXHIBIT INDEX

Exhibit No.	Description

4.1	Terms Document dated October 4, 2012 with respect to the Class 2012-A1 Notes (including the form of note attached as Exhibit A thereto)

5.1	Opinion of Christopher R. Becker, Esq., Senior Counsel – Capital Markets of Citigroup Inc., with respect to legality of the Class 2012-A1 Notes

8.1	Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2012-A1 Notes

23.1	Consent of Christopher R. Becker, Esq., Senior Counsel – Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

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